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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                AUGUST 1, 2005


                         STURM, RUGER & COMPANY, INC.
            (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                    001-10435                 06-0633559
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                   Identification Number)


                  ONE LACEY PLACE, SOUTHPORT, CONNECTICUT 06890
           (Address of Principal Executive Offices)     (Zip Code)


        Registrant's telephone number, including area code (203) 259-7843


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

      On August 1, 2005, the Company issued a press release announcing the election of Rear Admiral Joseph C. Strasser (USN, Ret.) and Mr. John A. Cosentino, Jr. as Directors of the Company, effective August 1, 2005. Rear Admiral Strasser, is Executive Director of the Naval War College Foundation and former President of the Naval War College. Mr. Cosentino, is a partner of the Ironwood Manufacturing Fund, LP and Chairman of the Board of Simonds International. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

      On July 26, 2005, the Board of Directors of the Company adopted a resolution approving an amendment to Article 3 Section 2 of the Company's by-laws in order to increase the number of directors from six to eight. This amendment became effective July 26, 2005. The full text of the resolution is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Description
99.1           Press release of Sturm, Ruger & Company, Inc. dated August 1,
               2005, announcing the election of Rear Admiral Joseph C. Strasser
               (USN, Ret.) and Mr. John A. Cosentino, Jr. as Directors of the
               Company, effective August 1, 2005.

99.2           Resolution of the Board of Directors of Sturm, Ruger & Company,
               Inc. adopted by the Board of Directors on July 26, 2005 to increase the number of directors from six to eight.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       STURM, RUGER & COMPANY, INC.


                                       By:  /S/ THOMAS A. DINEEN
                                            ------------------------------------
                                            Name:  Thomas A. Dineen
                                            Title: Principal Financial Officer,
                                                   Treasurer and Chief Financial
                                                   Officer

Dated:  August 1, 2005


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